Exhibit 10.1

[***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “First Amendment”) is made and entered into as of the 29th day of October 2021, by and between CIO SM LAND HOLDINGS, LLC, a Delaware limited liability company and CIO 9985 PACIFIC HEIGHTS, LLC, a Delaware limited liability company (collectively, “Seller”), and [***] (“Buyer”). Buyer and Seller are collectively referred to herein as the “Parties.”

R E C I T A L S :

A. The Parties entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions effective as of August 19, 2021 (the “Agreement”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, the “Property,” as defined in the Agreement.

B. The Parties now desire to make certain amendments to the Agreement as set forth herein.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Agreement, unless expressly superseded by the terms of this First Amendment.

2. Closing Date. Section 7 of the Summary and Definition of Basic Terms is hereby deleted and replaced as follows:

7. Closing Date (Section 3.2):	Thursday, December 2, 2021.

3. Counterparts; Signatures. This First Amendment may be executed and exchanged in any number of counterparts. Each such executed counterpart shall be deemed an original hereof and all such executed counterparts shall together constitute but one and the same instrument, which instrument shall for all purposes be sufficiently evidenced by such executed counterpart. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) or an electronic signature executed through DocuSign or a similar platform. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The parties hereby waive any defenses to the enforcement of the terms of this First Amendment based on the form of the signature, and hereby agree that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of the parties’ execution of this First Amendment.

4. Conflict; No Further Modification. In the event of any conflict between the terms of the Agreement and this First Amendment, this First Amendment shall prevail. Except as otherwise set forth in this First Amendment, all of the terms and provisions of the Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first above written.

“SELLER”	CIO SM LAND HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ James Farrar
Name: James Farrar
Title: President

CIO 9985 PACIFIC HEIGHTS, LLC,
a Delaware limited liability company

By: /s/ James Farrar
Name: James Farrar
Title: President

“BUYER”	[***]

By:[***]
Name:[***]
Title:[***]